Exhibit 99.2


                              ABS New Transaction

                            Computational Materials
                            -----------------------


                                $2,388,000,000
                                 (Approximate)

                                  CWABS, Inc.
                                   Depositor

                          ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-3




                       [OBJECT OMITTED] Countrywide(SM)
                       --------------------------------
                                  HOME LOANS
                          Seller and Master Servicer


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                      Computational Materials for
A Countrywide Capital Markets Company              Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------



The attached tables and other sample pool analyses, together with all other information presented herein (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information regarding the assets herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.


Without limiting the foregoing, the collateral information set forth in these Computational Materials, including without limitation the collateral tables which follow, is based only on a sample pool of Mortgage Loans expected to be included in the Trust along with other Mortgage Loans on the Closing Date. In addition, certain Mortgage Loans contained in this sample pool may be deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date. This sample pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to the sample pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the sample pool.


Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.


Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                           Computational Materials for
A Countrywide Capital Markets Company                   Countrywide Asset-Backed Certificates, Series 2005-3
------------------------------------------------------------------------------------------------------------
Preliminary Term Sheet                                                               Date: March [21], 2004
                                                  $2,388,000,000 (Approximate)
                                         CWABS Asset-Backed Certificates, Series 2005-3


===================================================================================================================================
                                                                                        Last
                                                                    Expected         Scheduled
                 Principal     WAL (Years)     Payment Window        Ratings        Distribution               Certificate
 Class (1)       Amount(2)    Call/Mat (3)   (Mos) Call/Mat (3)  (S&P/Moody's)(4)       Date                      Type
 ---------       ---------    ------------   ------------------  ----------------   ------------                  ----
AF-1A(5)       $109,487,000    1.00 / 1.00     1 - 23 / 1 - 23        AAA/Aaa         Jul 2023     Floating Rate Senior Sequential
AF-1B(5)       $109,486,000    1.00 / 1.00     1 - 23 / 1 - 23        AAA/Aaa         Jul 2023       Fixed Rate Senior Sequential
AF-2(5)        $29,200,000     2.00 / 2.00    23 - 26 / 23 - 26       AAA/Aaa         Dec 2024       Fixed Rate Senior Sequential
AF-3(5)        $146,573,000    3.00 / 3.00    26 - 52 / 26 - 52       AAA/Aaa         Aug 2031       Fixed Rate Senior Sequential
AF-4(5)        $42,063,000     5.00 / 5.00    52 - 70 / 52 - 70       AAA/Aaa         Mar 2033       Fixed Rate Senior Sequential
AF-55)         $78,291,000    6.70 / 10.79   70 - 82 / 70 - 252       AAA/Aaa         Aug 2035       Fixed Rate Senior Sequential
AF-6(5)        $68,000,000     6.01 / 6.82   37 - 82 / 37 - 250       AAA/Aaa         Jun 2035        Fixed Rate Senior Lockout
MF-1(5)        $19,380,000     5.67 / 7.24   40 - 82 / 40 - 205      [AA+/Aa1]        Jun 2035           Fixed Rate Mezzanine
MF-2(5)        $17,000,000     5.67 / 7.22   40 - 82 / 40 - 197       [AA/Aa2]        Jun 2035           Fixed Rate Mezzanine
MF-3(5)        $10,540,000     5.67 / 7.19   40 - 82 / 40 - 187      [AA-/Aa3]        May 2035           Fixed Rate Mezzanine
MF-4(5)         $9,180,000     5.67 / 7.16   40 - 82 / 40 - 180       [A+/A1]         Apr 2035           Fixed Rate Mezzanine
MF-5(5)         $8,500,000     5.67 / 7.12   40 - 82 / 40 - 174        [A/A2]         Mar 2035           Fixed Rate Mezzanine
MF-6(5)         $8,500,000     5.67 / 7.07   40 - 82 / 40 - 166       [A-/A3]         Mar 2035           Fixed Rate Mezzanine
MF-7(5)         $6,800,000     5.67 / 7.00   40 - 82 / 40 - 157     [BBB+/Baa1]       Jan 2035           Fixed Rate Mezzanine
MF-8(5)         $6,800,000     5.67 / 6.90   40 - 82 / 40 - 147      [BBB/Baa2]       Nov 2034           Fixed Rate Mezzanine
BF(5)           $6,800,000     5.67 / 6.74   40 - 82 / 40 - 136     [BBB-/Baa3]       Sep 2034          Fixed Rate Subordinate
2-AV-1(6)      $527,520,000    1.91 / 1.99    1 - 82 / 1 - 153        AAA/Aaa         Aug 2035        Floating Rate Super Senior
2-AV-2(6)      $131,880,000    1.91 / 1.99    1 - 82 / 1 - 153        AAA/Aaa         Aug 2035       Floating Rate Senior Support
3-AV-1(7)      $368,546,000    0.93 / 0.93     1 - 20 / 1 - 20        AAA/Aaa         May 2027           Floating Rate Senior
3-AV-2(7)      $132,179,000    2.02 / 2.02    20 - 28 / 20 - 28       AAA/Aaa         Oct 2030           Floating Rate Senior
3-AV-3(7)      $141,837,000    3.16 / 3.16    28 - 61 / 28 - 61       AAA/Aaa         Sep 2034           Floating Rate Senior
3-AV-4(7)      $48,238,000     6.35 / 7.47   61 - 82 / 61 - 153       AAA/Aaa         Aug 2035           Floating Rate Senior
MV-1(8)        $92,880,000     4.31 / 4.52   41 - 82 / 41 - 132      [AA+/Aa1]        Aug 2035         Floating Rate Mezzanine
MV-2(8)        $82,560,000     4.17 / 4.36   39 - 82 / 39 - 124       [AA/Aa2]        Jul 2035         Floating Rate Mezzanine
MV-3(8)        $28,380,000     4.12 / 4.30   39 - 82 / 39 - 116      [AA-/Aa3]        Jul 2035         Floating Rate Mezzanine
MV-4(8)        $37,840,000     4.11 / 4.27   38 - 82 / 38 - 112       [A+/A1]         Jul 2035         Floating Rate Mezzanine
MV-5(8)        $29,240,000     4.08 / 4.22   38 - 82 / 38 - 106        [A/A2]         Jun 2035         Floating Rate Mezzanine
MV-6(8)        $21,500,000     4.08 / 4.20   38 - 82 / 38 - 101       [A-/A3]         May 2035         Floating Rate Mezzanine
MV-7(8)        $29,240,000     4.07 / 4.15    37 - 82 / 37 - 96     [BBB+/Baa1]       May 2035         Floating Rate Mezzanine
MV-8(8)        $16,340,000     4.05 / 4.08    37 - 82 / 37 - 88      [BBB/Baa2]       Apr 2035         Floating Rate Mezzanine
BV(8)          $23,220,000     4.01 / 4.01    37 - 82 / 37 - 82     [BBB-/Baa3]       Mar 2035        Floating Rate Subordinate
-----------------------------------------------------------------------------------------------------------------------------------
     Total: $2,388,000,000
-----------------------------------------------------------------------------------------------------------------------------------


(1) The margins on the Class 2-AV-1, Class 2-AV-2, Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-5 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: [David Glehan, Standard & Poors, 212.438.7324; Rachel Peng, Moody's Ratings, (212) 553-3831].
(5) The Class AF-1A, Class AF-1B, Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6 Certificates (collectively, the "Class AF Certificates") and the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates (collectively the "Fixed Rate Subordinate Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AV-1 and Class 2-AV-2 Certificates (collectively the "Class 2-AV Certificates") are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and Class 3-AV-4 Certificates (collectively the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Floating Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Fixed Rate Subordinate Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2 and Group 3 Mortgage Loans.


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


Trust:                        Asset-Backed Certificates, Series 2005-3.

Depositor:                    CWABS, Inc.

Seller:                       Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:              Countrywide Home Loans Servicing LP.

Underwriters:                 Countrywide Securities Corporation (Lead Manager), Greenwich Capital Markets, Inc. (Co- Manager)
                              and Bear Stearns & Co. Inc. (Co-Manager).

Trustee:                      The Bank of New York, a New York banking corporation.

Fixed Rate Certificates:      The "Fixed Rate Certificates" consist of the Class AF Certificates (other than the Class AF-1A
                              Certificates) and the Fixed Rate Subordinate Certificates.

Floating Rate Certificates:   The "Floating Rate Certificates" consist of the Class AF-1A, Class 2-AV and Class 3-AV
                              Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:          Together, the Class 2-AV Certificates and Class 3-AV Certificates (the "Class AV Certificates")
                              and the Class AF Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:         The Senior Certificates and the Subordinate Certificates are together referred to herein as the
                              "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:     The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class
                              A-R Certificates.

                              The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                              "Certificates."

Federal Tax Status:           It is anticipated that the Certificates (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                 The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                              Euroclear System.

Statistical Pool
Calculation Date:             March [1], 2005.

Cut-off Date:                 As to any Mortgage Loan, the later of March 1, 2005 and the origination date of such Mortgage
                              Loan.

Expected Pricing Date:        March [22], 2005.

Expected Closing Date:        March [30], 2005.

Expected Settlement Date:     March [30], 2005.

Distribution Date:            The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in April 2005.

Accrued Interest:             The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate
                              Certificates will include accrued interest from March 1, 2005 up to, but not including, the
                              Settlement Date.




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


Interest Accrual Period:      The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                              Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such
                              Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each
                              Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 day basis).

ERISA Eligibility:            The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the
                              Internal Revenue Code of 1986, as amended, subject to certain considerations.

SMMEA Eligibility:            The Senior Certificates, Class [MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2 and the
                              Class MV-3] Certificates will constitute "mortgage related securities" for the purposes of
                              SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:         The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:     The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                              --------------------------------------------------------------------------------------------------
                              Fixed Rate Mortgage Loans (Group 1)
                              --------------------------------------------------------------------------------------------------
                              100% PPC assumes 20% HEP (i.e., prepayments start at 2.0% CPR in month one, and increase by 2.0%
                              CPR each month to 20% CPR in month ten, and remain at 20% CPR thereafter).
                              --------------------------------------------------------------------------------------------------

                              --------------------------------------------------------------------------------------------------
                              Adjustable Rate 2/28 Mortgage Loans (Group 2 and Group 3) *
                              --------------------------------------------------------------------------------------------------
                              100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 24, increasing to and remaining constant at 60% CPR from month 25 until month 28, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 40 and remaining constant at 32% CPR from month 41 and thereafter; provided, however, the prepayment rate will not exceed
                              85% CPR per annum in any period for any percentage of PPC.
                              --------------------------------------------------------------------------------------------------

                              --------------------------------------------------------------------------------------------------
                              Adjustable Rate 3/27 Mortgage Loans (Group 2 and Group 3) *
                              --------------------------------------------------------------------------------------------------
                              100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 26% CPR for each month thereafter, building to 32% CPR in month 12 and remaining constant at 32% CPR until month 36, increasing to and remaining constant at 60% CPR from month 37 until month 40, decreasing 1/12th of 28% CPR for each month thereafter, decreasing to 32% CPR in Month 52 and remaining constant at 32% CPR from month 53 and thereafter; provided, however, the prepayment rate will not exceed
                              85% CPR per annum in any period for any percentage of PPC.
                              --------------------------------------------------------------------------------------------------

                              *    Any adjustable rate or hybrid mortgage loans with original months to reset terms (i) less than or equal to 30 months as of the Cut-off Date are treated as 2/28 mortgage loans and
                                   (ii) greater than 30 months as of the Cut-off Date are treated as 3/27 mortgage loans.

Mortgage Loans:               The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool
                              Calculation Date (the "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date
                              (the "Closing Date Pool"). The characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


                              As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage
                              Loans was approximately $1,761,696,176 (the "Mortgage Loans") of which: (i) approximately
                              $331,797,252 were fixed rate Mortgage Loans made to borrowers with credit-blemished histories
                              (the "Group 1 Mortgage Loans" or "Fixed Rate Mortgage Loans"), (ii) approximately $702,956,903 were adjustable rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage Loans"), and (iii) approximately $726,942,021 were adjustable rate non-conforming balance Mortgage Loans made to borrowers with credit-blemished histories
                              (the "Group 3 Mortgage Loans" and, together with the Group 2 and Group 3 Mortgage Loans, the
                              "Adjustable Rate Mortgage Loans").

Pre-Funded Amount:            A deposit of not more than $[597,000,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date
                              through May [16], 2005 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of Mortgage Loans (the "Final Pool"). The characteristics of the Final
                              Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of
                              Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately [$680,000,000] of Group 1 Mortgage Loans, approximately
                              [$840,000,000] of Group 2 Mortgage Loans and approximately [$880,000,000] of Group 3 Mortgage
                              Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal on the applicable Senior Certificates on the immediately following
                              Distribution Date.

Pass-Through Rate:            The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a) one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                              The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of
                              (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the Mortgage Loan less the sum of (a) the servicing fee rate and (b) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                 The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                              -------------------------------------------------------------------------------------------------
                              Class
                              -------------------------------------------------------------------------------------------------
                              AF and Fixed Rate           The weighted average Adjusted Net Mortgage Rate of the Group 1
                              Subordinate                 Mortgage Loans (adjusted, in the case of the Class AF-1A
                                                          Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                              2-AV                        The weighted average Adjusted Net Mortgage Rate of the Group 2
                                                          Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                              3-AV                        The weighted average Adjusted Net Mortgage Rate of the Group 3
                                                          Mortgage Loans (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------
                              Floating Rate               The weighted average of the Adjusted Net Mortgage Rate of the Group
                              Subordinate                 2 Mortgage Loans and Group 3 Mortgage Loans, weighted on the basis of the excess of the principal balance of the related Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2
                                                          Mortgage Loans and Group 3 Mortgage Loans over the principal balance of the related Senior Certificates (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis).
                              -------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


Net Rate Carryover:           For any class of Senior Certificates and Subordinate Certificates and any Distribution Date, the
                              "Net Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate Cap over (ii) the amount of interest accrued based on the applicable Net
                              Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution
                              Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of
                              Distributions" and "Floating Rate Certificates Priority of Distributions" below.

Corridor Contracts:           The Trust will include payment from four Corridor Contracts for the benefit of the Class AF-1A,
                              Class 2-AV, Class 3-AV and Floating Rate Subordinate Certificates (the "Class AF-1A Corridor
                              Contract," "Class 2-AV Corridor Contract," "Class 3-AV Corridor Contract," and "Floating Rate
                              Subordinate Corridor Contract," respectively, and, collectively, the "Corridor Contracts").
                              Payments to the Trust from each Corridor Contract will be calculated based on the lesser of the notional amount of the related Corridor Contract and the principal balance of the related class(es) of Certificates. After the Closing Date, the notional amount of the Corridor Contracts will each amortize down pursuant to the related amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the related Certificates. With respect to each Distribution Date, payments received on (a) the Class
                              AF-1A Corridor Contract will be available to pay the holders of the Class AF-1A Certificates the related Net Rate Carryover, (b) the Class 2-AV Corridor Contract will be available to pay the holders of the Class 2-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                              Carryover, (c) the Class 3-AV Corridor Contract will be available to pay the holders of the
                              Class 3-AV Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover and (d)
                              the Floating Rate Subordinate Corridor Contract will be available to pay the holders of the
                              Floating Rate Subordinate Certificates the related Net Rate Carryover, pro rata, first based on certificate principal balances thereof and second based on any remaining unpaid Net Rate
                              Carryover. Any amounts received on the Corridor Contracts on a Distribution Date that are not used to pay any Net Rate Carryover on the related Certificates on such Distribution Date will be distributed to the holder of the related Class of Class C Certificate(s) and will not be available for payments of any Net Rate Carryover on any class of Certificates on future
                              Distribution Dates.

Credit Enhancement:           The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate
                              Certificates, as the case may be:

                                1)    Subordination
                                2)    Overcollateralization
                                3)    Excess Cashflow


                              --------------------------------------------------------------------------------------------
                                                                             Initial Target       Target Subordination
                                    Class             S&P/ Moody's           Subordination             at Stepdown
                              --------------------------------------------------------------------------------------------
                              AF                        AAA/Aaa                  16.30%                  32.60%
                              --------------------------------------------------------------------------------------------
                              MF-1                     [AA+/Aa1]                 13.45%                  26.90%
                              --------------------------------------------------------------------------------------------
                              MF-2                      [AA/Aa2]                 10.95%                  21.90%
                              --------------------------------------------------------------------------------------------
                              MF-3                     [AA-/Aa3]                  9.40%                  18.80%
                              --------------------------------------------------------------------------------------------
                              MF-4                      [A+/A1]                   8.05%                  16.10%
                              --------------------------------------------------------------------------------------------
                              MF-5                       [A/A2]                   6.80%                  13.60%
                              --------------------------------------------------------------------------------------------
                              MF-6                      [A-/A3]                   5.55%                  11.10%
                              --------------------------------------------------------------------------------------------
                              MF-7                    [BBB+/Baa1]                 4.55%                   9.10%
                              --------------------------------------------------------------------------------------------
                              MF-8                     [BBB/Baa2]                 3.55%                   7.10%
                              --------------------------------------------------------------------------------------------
                              BF                      [BBB-/Baa3]                 2.55%                   5.10%
                              --------------------------------------------------------------------------------------------
                              2-AV / 3-AV               AAA/Aaa                  24.35%                  48.70%
                              --------------------------------------------------------------------------------------------
                              MV-1                     [AA+/Aa1]                 18.95%                  37.90%
                              --------------------------------------------------------------------------------------------
                              MV-2                      [AA/Aa2]                 14.15%                  28.30%
                              --------------------------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


                              --------------------------------------------------------------------------------------------
                              MV-3                     [AA-/Aa3]                 12.50%                  25.00%
                              --------------------------------------------------------------------------------------------
                              MV-4                      [A+/A1]                  10.30%                  20.60%
                              --------------------------------------------------------------------------------------------
                              MV-5                       [A/A2]                   8.60%                  17.20%
                              --------------------------------------------------------------------------------------------
                              MV-6                      [A-/A3]                   7.35%                  14.70%
                              --------------------------------------------------------------------------------------------
                              MV-7                    [BBB+/Baa1]                 5.65%                  11.30%
                              --------------------------------------------------------------------------------------------
                              MV-8                     [BBB/Baa2]                 4.70%                   9.40%
                              --------------------------------------------------------------------------------------------
                              BV                      [BBB-/Baa3]                 3.35%                   6.70%
                              --------------------------------------------------------------------------------------------


Subordination:                The Fixed Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AF Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Subordinate Certificates in a
                              certificate group, Certificates with a higher class designation will be subordinate to, and provide credit support for, those Subordinate Certificates in that certificate group with a lower class designation. The Class 2-AV-2 Certificates will provide additional credit support to the
                              Class 2-AV-1 Certificates.

Fixed Rate
Overcollateralization Target: Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Fixed
                              Rate Mortgage Loans will be equal to 2.55% of the aggregate principle balance of the Fixed Rate
                              Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount (approximately
                              [$170,000,000]) allocable to Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 0.50%.

                              On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 5.10% of the principal balance of the Fixed Rate Mortgage Loans for the related
                              Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the
                              Pre-Funded Amount allocable to Loan Group 1.

                              However, if a Fixed Rate Trigger Event (as described below) is in effect on the related
                              Distribution Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                              Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization Target: Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the
                              Adjustable Rate Mortgage Loans will be equal to 3.35% of the aggregate principal balance of the
                              Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount
                              (approximately [$430,000,000]) allocable to the Adjustable Rate Mortgage Loans (the "Initial
                              Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be
                              0.50%.

                              On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target
                              will be equal to 6.70% of the aggregate principal balance of the Adjustable Rate Mortgage Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of 0.50%
                              of the aggregate principal balance of the Adjustable Rate Mortgage Loans as of the Cut-off Date
                              and the portion of the Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans.

                              However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                              Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the
                              Adjustable Rate Overcollateralization Target on the prior Distribution Date.

Fixed Rate Trigger Event:     Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                        Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger
                              Event.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


Fixed Rate
Delinquency Trigger Event:    With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Delinquency
                              Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown
                              Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Fixed Rate Mortgage Loans equals or exceeds [46.00]%
                              times the Fixed Rate Senior Enhancement Percentage.

                              As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution
                              Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the
                              Fixed Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates, or, if the Class AF Certificates
                              have been reduced to zero, the certificate principal balance of the most senior class of Fixed
                              Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the
                              Fixed Rate Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:           With respect to the Class AF and Fixed Rate Subordinate Certificates, a "Fixed Rate Cumulative
                              Loss Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate
                              Stepdown Date if the aggregate amount of realized losses on the Fixed Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the Fixed Rate Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                               Period (month) Percentage
                               -------------- ----------
                               37 - 48        [1.50%] with respect to April 2008, plus an additional 1/12th of 1.00% for each month thereafter
                               49 - 60        [2.50%] with respect to April 2009, plus an additional 1/12th of 0.75% for each month thereafter
                               61 - 72        [3.25%] with respect to April 2010, plus an additional 1/12th of 0.50% for each month thereafter
                               73+            [3.75%]


Adjustable Rate
Delinquency Trigger Event:    With respect to the Floating Rate Certificates (other than the Class AF-1A Certificates), an
                              "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Adjustable Rate
                              Mortgage Loans equals or exceeds [31.00]% times the Adjustable Rate Senior Enhancement
                              Percentage.

                              As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any
                              Distribution Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates, or, if the Class AV
                              Certificates have been reduced to zero, the certificate principal balance of the most senior class of Floating Rate Subordinate Certificates outstanding, as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Adjustable Rate Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
Loss Trigger Event:           With respect to the Floating Rate Certificates (other than the Class AF-1A Certificates), an
                              "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the
                              Adjustable Rate Mortgage Loans exceeds the applicable percentage of the aggregate principal balance of the




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


                              Adjustable Rate Mortgage Loans as of the Cut-off Date and the portion of Pre-Funded Amount allocable to the Adjustable Rate Mortgage Loans, as set forth below:



                               Period (month) Percentage
                               -------------- ----------
                               37 - 48        [3.25%] with respect to April 2008, plus an additional 1/12th of 1.50% for each month thereafter
                               49 - 60        [4.75%] with respect to April 2009, plus an additional 1/12th of 1.50% for each month thereafter
                               61 - 72        [6.25%] with respect to April 2010, plus an additional 1/12th of 0.50% for each month thereafter
                               73+            [6.75%]

Group 2 Sequential
Trigger Event:                A Group 2 Sequential Trigger Event will be in effect for any Distribution Date (a) before the
                              37th Distribution Date if the aggregate amount of realized losses on the Group 2 Mortgage Loans divided by the aggregate principal balance of the Group 2 Mortgage Loans as of the Cut-off Date and the portion of the Pre-Funded Amount allocable to the Group 2 Mortgage Loans exceeds [3.25]%, or (b) on or after the 37th Distribution Date if an Adjustable Rate Trigger Event is in effect.

Fixed Rate Stepdown Date:     The later to occur of:
                                        a. the Distribution Date in April 2008
                                        b. the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 67.40% of the principal balance of the Fixed Rate Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                The later to occur of:
                                        a. the Distribution Date in April 2008
                                        b. the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 51.30% of the principal balance of the Adjustable Rate Mortgage Loans for such Distribution Date.

Allocation of Losses:         Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such Mortgage Loans will be allocated to each class of the Subordinate Certificates in the related certificate group in reverse order of their payment priority: (i) in the case of the
                              Fixed Rate Mortgage Loans, first to the Class BF Certificates, then to the Class MF-8
                              Certificates, then to the Class MF-7 Certificates, then to the Class MF-6 Certificates, then to the Class MF-5 Certificates, then to the Class MF-4 Certificates, then to the Class MF-3
                              Certificates, then to the Class MF-2 Certificates and last to the Class MF-1 Certificates and
                              (ii) in the case of the Adjustable Rate Mortgage Loans, first to the Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6
                              Certificates, then to the Class MV-5 Certificates, then to the Class MV-4 Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1
                              Certificates; in each case, until the respective certificate principal balance of each such class of Subordinate Certificates has been reduced to zero. If the aggregate certificate principal balance of the Floating Rate Subordinate Certificates is reduced to zero, any additional realized losses on the Group 2 Mortgage Loans will be allocated to the Class 2-AV-2 Certificates until the certificate principal balance of that class is reduced to zero.

Fixed Rate Certificates
Priority of Distributions:    Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                              1)   Interest funds, sequentially, as follows: (a) from interest collections related to the Group
                                   1 Mortgage Loans, concurrently to each class of Class AF Certificates, current and unpaid interest,




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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-----------------------------
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-------------------------------------------------------------------------------------------------------------------------------


                                   then (b) from remaining interest collections related to the Group 1 Mortgage Loans, current interest, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5,
                                   Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                              2)   Principal funds, sequentially, as follows: (a) to the Class AF Certificates (as described under "Fixed Rate Principal Paydown" and "Class AF Principal Distributions"), then (b)
                                   sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                                   Class MF-7, Class MF-8 and Class BF Certificates, each as described under "Fixed Rate
                                   Principal Paydown" below;
                              3)   Any Fixed Rate Excess Cashflow, to the Class AF and Fixed Rate Subordinate Certificates to
                                   build or restore Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                   and "Fixed Rate Principal Paydown," respectively;
                              4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class MF-3, Class
                                   MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates;
                              5)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                   Certificates (after, in the case of the Class AF-1A Certificates, application of amounts received on the Class AF-1A Corridor Contract) and the Fixed Rate Subordinate Certificates
                                   (as described below);
                              6)   To restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization
                                   Target" and "Adjustable Rate Principal Paydown," respectively (after application of the
                                   Adjustable Rate Excess Cashflow);
                              7)   To pay any unpaid realized loss amounts to the Class 2-AV-2 Certificates based on the amount of any unpaid realized loss amounts allocated thereto, then to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2,
                                   Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV
                                   Certificates (after application of the Adjustable Rate Excess Cashflow);
                              8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                   Servicing Agreement.

                              Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                              As described in the prospectus supplement, with respect to the Fixed Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the
                              Certificates related to another Loan Group or Groups.

Floating Rate Certificates
Priority of Distributions:    Available funds from the Group 2 and Group 3 Mortgage Loans will be distributed in the following order of priority:

                              1)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest collections related to the Group 2 Mortgage Loans, to each class of Class 2-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (ii) from interest collections related to the Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (b) from any remaining Interest
                                   Funds related to all of the Adjustable Rate Mortgage Loans, current interest, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7,
                                   Class MV-8 and Class BV Certificates;
                              2)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV Certificates as described below under "Adjustable Rate Principal Paydown" and "Class 2-AV Principal Distributions", (ii)
                                   from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV
                                   Certificates as described below under "Adjustable Rate Principal Paydown" and "Class 3-AV
                                   Principal Distributions", and (b) from remaining principal collections related to all of the
                                   Adjustable Rate Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3,
                                   Class MV-4, Class MV-5, Class MV-6, Class




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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SECURITIES CORPORATION                                                                              Computational Materials for
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-------------------------------------------------------------------------------------------------------------------------------


                                   MV-7, Class MV-8 and Class BV Certificates, each as described under "Adjustable Rate
                                   Principal Paydown" below;
                              3)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate
                                   Certificates to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                   Overcollateralization Target" and "Adjustable Rate Principal Paydown," respectively;
                              4)   Any remaining Adjustable Rate Excess Cashflow sequentially (i) to pay any unpaid realized loss amounts, to the Class 2-AV-2 Certificates based on the amount of any unpaid realized loss amount allocated thereto, then (ii) to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                   MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                              5)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and
                                   Floating Rate Subordinate Certificates remaining unpaid after application of amounts received under the related Corridor Contract (as described above);
                              6)   To restore any Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target"
                                   and "Fixed Rate Principal Paydown," respectively (after application of the Fixed Rate Excess
                                   Cashflow);
                              7)   To pay any unpaid realized loss amounts, sequentially, to the Class MF-1, Class MF-2, Class
                                   MF-3, Class MF-4, Class MF-5, Class MF-6, Class MF-7, Class MF-8 and Class BF Certificates
                                   (after application of the Fixed Rate Excess Cashflow);
                              8)   To the Non-Offered Certificate(s), any remaining amount as described in the Pooling and
                                   Servicing Agreement.

                              Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover (after application of amounts received under the applicable Corridor Contracts) will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                              As described in the prospectus supplement, with respect to the Adjustable Rate Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:            Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                              Distribution Date, 100% of the available principal funds from the Fixed Rate Mortgage Loans will be paid to the Class AF Certificates until they are reduced to zero (in the manner and priority set forth under "Class AF Principal Distributions" below), provided, however, that if the Class
                              AF Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MF-1, Class MF-2, Class MF-3, Class MF-4, Class MF-5, Class MF-6,
                              Class MF-7, Class MF-8 and the Class BF Certificates.

                              On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger
                              Event is not in effect on such Distribution Date, each of the Class AF and the Fixed Rate
                              Subordinate Certificates will be entitled to receive payments of principal related to the Fixed
                              Rate Mortgage Loans in the following order of priority: (i) first, to the Class AF Certificates, such that the Class AF Certificates in the aggregate will have 32.60% subordination, (ii) second, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-1
                              Certificates such that the Class MF-1 Certificates will have 26.90% subordination, (iii) third, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-2
                              Certificates such that the Class MF-2 Certificates will have 21.90% subordination, (iv) fourth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-3
                              Certificates such that the Class MF-3 Certificates will have 18.80% subordination, (v) fifth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-4
                              Certificates such that the Class MF-4 Certificates will have 16.10% subordination, (vi) sixth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-5
                              Certificates such that the Class MF-5 Certificates will have 13.60% subordination, (vii) seventh, from remaining principal collections related to the




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


                              Fixed Rate Mortgage Loans, to the Class MF-6 Certificates such that the Class MF-6 Certificates will have 11.10% subordination, (viii) eighth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-7 Certificates such that the Class MF-7
                              Certificates will have 9.10% subordination, (ix) ninth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class MF-8 Certificates such that the Class MF-8
                              Certificates will have 7.10% subordination and (x) tenth, from remaining principal collections related to the Fixed Rate Mortgage Loans, to the Class BF Certificates such that the Class BF
                              Certificates will have 5.10% subordination; each subject to the Fixed Rate O/C Floor.

Adjustable Rate
Principal Paydown:            Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the
                              Class 2-AV Certificates as described below under "Class 2-AV Principal Distributions" and (ii)
                              100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV Certificates as described below under "Class 3-AV Principal Distributions"; provided, however, that (x) if either
                              (a) all of the Class 2-AV Certificates or (b) all of the Class 3-AV Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of
                              Senior Certificates will be paid to the remaining Class AV Certificates, and (y) if all of the
                              Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                              Class MV-6, Class MV-7, Class MV-8, and Class BV Certificates.

                              On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate
                              Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV, Class 3-AV and
                              Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV Certificates and (b) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates, in each case, such that the Class AV Certificates in the aggregate will have 48.70% subordination, (ii) second, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-1
                              Certificates such that the Class MV-1 Certificates will have 37.90% subordination, (iii) third, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class
                              MV-2 Certificates such that the Class MV-2 Certificates will have 28.30% subordination, (iv)
                              fourth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 25.00% subordination,
                              (v) fifth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 20.60%
                              subordination, (vi) sixth, from remaining principal collections relating to the Adjustable Rate
                              Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5 Certificates will have
                              17.20% subordination, (vii) seventh, from remaining principal collections relating to the
                              Adjustable Rate Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6
                              Certificates will have 14.70% subordination, (viii) eighth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-7 Certificates such that the
                              Class MV-7 Certificates will have 11.30% subordination, (ix) ninth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class MV-8 Certificates such that the Class MV-8 Certificates will have 9.40% subordination, and (x) tenth, from remaining principal collections relating to the Adjustable Rate Mortgage Loans, to the Class BV
                              Certificates such that the Class BV Certificates will have 6.70% subordination; each subject to the Adjustable Rate O/C Floor.

Class 2-AV
Principal Distributions:      Principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero; provided, however, if a Group 2 Sequential Trigger Event is in effect, then principal will be distributed to the Class 2-AV-1 and Class 2-AV-2 Certificates,
                              sequentially, in that order, in each case until the certificate principal balance thereof is reduced to zero.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------


Class 3-AV
Principal Distributions:      Principal will be distributed sequentially to the Class 3-AV-1, Class 3-AV-2, Class 3-AV-3 and
                              Class 3-AV-4 Certificates until the certificate principal balances thereof are reduced to zero;
                              provided further, however, that on any Distribution Date on which (x) the aggregate certificate principal balance of the Class AV Certificates is greater than the sum of the aggregate principal balance of the Adjustable Rate Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan Group 2 and Loan Group 3 and (y) the aggregate certificate principal balance of the Class 3-AV Certificates is greater than the sum of the aggregate principal balance of the
                              Group 3 Mortgage Loans and any remaining portion of the Pre-Funded Amount in respect of Loan
                              Group 3, any principal amounts to be distributed to the Class 3-AV Certificates will be distributed pro rata, based on the certificate principal balances thereof, in each case until the certificate principal balance thereof is reduced to zero. .

Class AF
Principal Distributions:      Principal will be distributed to the AF Certificates in the following order of priority:

                               1.  To the Class AF-6 Certificates; the Lockout Percentage of the principal collections related to Loan Group 1, as described below:


                                             Month            Lockout Percentage
                                             -----            ------------------

                                             1 - 36                  0%
                                            37 - 60                 45%
                                            61 - 72                 80%
                                            73 - 84                100%
                                          85 and after             300%


                               2.  Concurrently, to the Class AF-1A Certificates and the Class AF-1B Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero and
                               3.  Sequentially, to the Class AF-2, Class AF-3, Class AF-4, Class AF-5 and Class AF-6
                                   Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

                              Notwithstanding the foregoing order of priority, on any Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is greater than the sum of the aggregate principal balance of the Fixed Rate Mortgage Loans and any remaining portion of the
                              Pre-Funded Amount in respect of Loan Group 1, any principal amounts to be distributed to the
                              Class AF Certificates will be distributed concurrently to the Class AF Certificates, pro rata, based on the certificate principal balances thereof, until the certificate principal balances thereof are reduced to zero.


             [Discount Margin Tables, Available Funds Schedule, Corridor Contracts and Collateral Tables to Follow]











------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------



               Discount Margin/Yield Tables (%) (1)

      Class AF-1A (To Call)
      -------------------------------------------------------------------------
           Margin                 0.10%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
       DM @ 100-00                10       10        10        10        10
      =========================================================================
       WAL (yr)                  1.67     1.24      1.00      0.86      0.76
       MDUR (yr)                 1.62     1.21      0.99      0.85      0.76
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Aug08     Aug07     Feb07     Oct06    Jul06
      -------------------------------------------------------------------------

      Class AF-1A (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.10%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
       DM @ 100-00                10       10        10        10        10
      =========================================================================
       WAL (yr)                  1.67     1.24      1.00      0.86      0.76
       MDUR (yr)                 1.62     1.21      0.99      0.85      0.76
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Aug08     Aug07     Feb07     Oct06    Jul06
      -------------------------------------------------------------------------

      Class AF-1B (To Call)
      -------------------------------------------------------------------------
           Coupon                4.214%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
       DM @ 100-00              4.072     4.012     3.959     3.912    3.870
      =========================================================================
       WAL (yr)                  1.67     1.24      1.00      0.86      0.76
       MDUR (yr)                 1.57     1.18      0.96      0.83      0.74
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Aug08     Aug07     Feb07     Oct06    Jul06
      -------------------------------------------------------------------------

      Class AF-1B (To Maturity)
      -------------------------------------------------------------------------
           Coupon                4.214%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
       DM @ 100-00              4.072     4.012     3.959     3.912    3.870
      =========================================================================
       WAL (yr)                  1.67     1.24      1.00      0.86      0.76
       MDUR (yr)                 1.57     1.18      0.96      0.83      0.74
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Aug08     Aug07     Feb07     Oct06    Jul06
      -------------------------------------------------------------------------


(1) See definition of Pricing Prepayment Speed above.



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class AF-2 (To Call)
      -------------------------------------------------------------------------
           Coupon                4.410%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          4.363     4.327     4.294     4.262    4.231
      =========================================================================
       WAL (yr)                  3.69     2.57      2.00      1.65      1.41
       MDUR (yr)                 3.34     2.38      1.88      1.56      1.34
       First Prin Pay           Aug08     Aug07     Feb07     Oct06    Jul06
       Last Prin Pay            Mar09     Dec07     May07     Dec06    Sep06
      -------------------------------------------------------------------------


      Class AF-2 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                4.410%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          4.363     4.327     4.294     4.262    4.231
      =========================================================================
       WAL (yr)                  3.69     2.57      2.00      1.65      1.41
       MDUR (yr)                 3.34     2.38      1.88      1.56      1.34
       First Prin Pay           Aug08     Aug07     Feb07     Oct06    Jul06
       Last Prin Pay            Mar09     Dec07     May07     Dec06    Sep06
      -------------------------------------------------------------------------


      Class AF-3 (To Call)
      -------------------------------------------------------------------------
           Coupon                4.685%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          4.671     4.644     4.617     4.589    4.564
      =========================================================================
       WAL (yr)                  6.23     4.01      3.00      2.38      2.00
       MDUR (yr)                 5.23     3.57      2.73      2.20      1.87
       First Prin Pay           Mar09     Dec07     May07     Dec06    Sep06
       Last Prin Pay            Aug15     Mar11     Jul09     Jul08    Oct07
      -------------------------------------------------------------------------


      Class AF-3 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                4.685%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          4.671     4.644     4.617     4.589    4.564
      =========================================================================
       WAL (yr)                  6.23     4.01      3.00      2.38      2.00
       MDUR (yr)                 5.23     3.57      2.73      2.20      1.87
       First Prin Pay           Mar09     Dec07     May07     Dec06    Sep06
       Last Prin Pay            Aug15     Mar11     Jul09     Jul08    Oct07
      -------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------





      Class AF-4 (To Call)
      --------------------------------------------------------------------------
           Coupon                   5.172%
      --------------------------------------------------------------------------
      Percent of Pricing            50%       75%      100%      125%     150%
      Prepayment Speed

      ==========================================================================
        Yield @ 100-00             5.189     5.171     5.148    5.126     5.092
      ==========================================================================
       WAL (yr)                    12.10     7.48      5.00      3.82     2.78
       MDUR (yr)                    8.78     6.04      4.30      3.38     2.53
       First Prin Pay              Aug15     Mar11     Jul09    Jul08     Oct07
       Last Prin Pay               Feb19     Aug14     Jan11    Aug09     Mar08
      --------------------------------------------------------------------------


      Class AF-4 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.172%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.189     5.171     5.148     5.126    5.092
      =========================================================================
       WAL (yr)                 12.10     7.48      5.00      3.82      2.78
       MDUR (yr)                 8.78     6.04      4.30      3.38      2.53
       First Prin Pay           Aug15     Mar11     Jul09     Jul08    Oct07
       Last Prin Pay            Feb19     Sep14     Jan11     Aug09    Mar08
      -------------------------------------------------------------------------


      Class AF-5 (To Call)
      --------------------------------------------------------------------------
           Coupon                   5.543%
      --------------------------------------------------------------------------
      Percent of Pricing            50%       75%      100%      125%     150%
      Prepayment Speed

      ==========================================================================
        Yield @ 100-00             5.568     5.556     5.540    5.521     5.499
      ==========================================================================
       WAL (yr)                    13.90     9.40      6.70      5.04     3.88
       MDUR (yr)                    9.46     7.15      5.46      4.28     3.40
       First Prin Pay              Feb19     Aug14     Jan11    Aug09     Mar08
       Last Prin Pay               Feb19     Aug14     Jan12    May10     Mar09
      --------------------------------------------------------------------------


      Class AF-5 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.543%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.665     5.698     5.708     5.692    5.654
      =========================================================================
       WAL (yr)                 19.48     14.60     10.79     7.85      5.58
       MDUR (yr)                11.50      9.58      7.71     6.01      4.55
       First Prin Pay           Feb19     Sep14     Jan11     Aug09    Mar08
       Last Prin Pay            Oct33     Aug30     Mar26     Jun22    Jul19
      -------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class AF-6 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.095%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.095     5.090     5.082     5.070    5.053
      =========================================================================
       WAL (yr)                  7.97     7.02      6.01      4.92      3.97
       MDUR (yr)                 6.29     5.70      5.03      4.25      3.51
       First Prin Pay           Apr08     Apr08     Apr08     Jun08    Sep08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class AF-6 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.095%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.096     5.091     5.088     5.087    5.086
      =========================================================================
       WAL (yr)                  8.05     7.28      6.82      6.60      6.54
       MDUR (yr)                 6.33     5.85      5.56      5.42      5.38
       First Prin Pay           Apr08     Apr08     Apr08     Jun08    Sep08
       Last Prin Pay            Aug33     Jun30     Jan26     Apr22    May19
      -------------------------------------------------------------------------



      Class MF-1 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.568%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.586     5.571     5.554     5.536    5.521
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.45      3.76
       MDUR (yr)                 7.93     6.00      4.71      3.83      3.31
       First Prin Pay           May11     Jul09     Jul08     May08    Aug08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-1 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.568%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.590     5.579     5.567     5.555    5.545
      =========================================================================
       WAL (yr)                 12.92     9.42      7.24      5.86      5.06
       MDUR (yr)                 8.62     6.86      5.61      4.74      4.22
       First Prin Pay           May11     Jul09     Jul08     May08    Aug08
       Last Prin Pay            Aug31     Oct26     Apr22     Jan19    Sep16
      -------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MF-2 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.618%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.637     5.622     5.605     5.586    5.570
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.45      3.72
       MDUR (yr)                 7.91     5.99      4.71      3.82      3.27
       First Prin Pay           May11     Jul09     Jul08     May08    Jul08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-2 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.618%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.641     5.629     5.617     5.605    5.594
      =========================================================================
       WAL (yr)                 12.90     9.39      7.22      5.83      5.01
       MDUR (yr)                 8.59     6.83      5.59      4.71      4.17
       First Prin Pay           May11     Jul09     Jul08     May08    Jul08
       Last Prin Pay            Jan31     Dec25     Aug21     Jun18    Mar16
      -------------------------------------------------------------------------



      Class MF-3 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.717%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.737     5.722     5.704     5.686    5.668
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.45      3.70
       MDUR (yr)                 7.86     5.97      4.69      3.81      3.25
       First Prin Pay           May11     Jul09     Jul08     May08    Jun08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-3 (To Maturity)
      --------------------------------------------------------------------------
           Coupon                5.717%
      --------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      ==========================================================================
        Yield @ 100-00          5.741     5.729     5.717     5.704     5.693
      ==========================================================================
       WAL (yr)                 12.87     9.35      7.19      5.81      4.96
       MDUR (yr)                 8.53     6.79      5.55      4.68      4.13
       First Prin Pay           May11     Jul09     Jul08     May08     Jun08
       Last Prin Pay            Apr30     Feb25     Oct20     Oct17     Aug15
      --------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MF-4 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.866%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.888     5.872     5.855     5.835    5.817
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.69
       MDUR (yr)                 7.80     5.93      4.67      3.79      3.23
       First Prin Pay           May11     Jul09     Jul08     Apr08    Jun08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-4 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.866%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.892     5.880     5.867     5.854    5.843
      =========================================================================
       WAL (yr)                 12.84     9.31      7.16      5.78      4.93
       MDUR (yr)                 8.44     6.72      5.50      4.64      4.09
       First Prin Pay           May11     Jul09     Jul08     Apr08    Jun08
       Last Prin Pay            Sep29     Jun24     Mar20     May17    Apr15
      -------------------------------------------------------------------------



      Class MF-5 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.915%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.938     5.922     5.904     5.884    5.866
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.68
       MDUR (yr)                 7.78     5.92      4.66      3.78      3.21
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-5 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.915%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.941     5.930     5.916     5.903    5.891
      =========================================================================
       WAL (yr)                 12.79     9.27      7.12      5.74      4.89
       MDUR (yr)                 8.40     6.69      5.48      4.61      4.06
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            Feb29     Sep23     Sep19     Nov16    Nov14
      -------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MF-6 (To Call)
      -------------------------------------------------------------------------
           Coupon                5.965%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.988     5.972     5.954     5.935    5.916
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.66
       MDUR (yr)                 7.76     5.91      4.65      3.78      3.20
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-6 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                5.965%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 100-00          5.992     5.980     5.967     5.953    5.941
      =========================================================================
       WAL (yr)                 12.73     9.20      7.07      5.70      4.84
       MDUR (yr)                 8.36     6.65      5.44      4.58      4.02
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            May28     Dec22     Jan19     May16    Jun14
      -------------------------------------------------------------------------



      Class MF-7 (To Call)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 99.24           6.326     6.340     6.356     6.373    6.390
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.66
       MDUR (yr)                 7.64     5.84      4.61      3.75      3.18
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-7 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 99.24           6.323     6.334     6.345     6.358    6.368
      =========================================================================
       WAL (yr)                 12.64     9.12      7.00      5.64      4.79
       MDUR (yr)                 8.19     6.52      5.34      4.50      3.95
       First Prin Pay           May11     Jul09     Jul08     Apr08    May08
       Last Prin Pay            Jun27     Jan22     Apr18     Sep15    Nov13
      -------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MF-8 (To Call)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 98.56           6.416     6.457     6.504     6.556    6.606
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.65
       MDUR (yr)                 7.62     5.82      4.60      3.74      3.16
       First Prin Pay           May11     Jul09     Jul08     Apr08    Apr08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MF-8 (To Maturity)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 98.56           6.407     6.440     6.475     6.512    6.545
      =========================================================================
       WAL (yr)                 12.51     9.00      6.90      5.56      4.72
       MDUR (yr)                 8.13     6.46      5.29      4.45      3.90
       First Prin Pay           May11     Jul09     Jul08     Apr08    Apr08
       Last Prin Pay            Jun26     Jan21     Jun17     Jan15    May13
      -------------------------------------------------------------------------



      Class BF (To Call)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 95.87           6.779     6.932     7.105     7.294    7.483
      =========================================================================
       WAL (yr)                 11.03     7.63      5.67      4.44      3.64
       MDUR (yr)                 7.55     5.78      4.57      3.72      3.13
       First Prin Pay           May11     Jul09     Jul08     Apr08    Apr08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class BF (To Maturity)
      -------------------------------------------------------------------------
           Coupon                 6.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        Yield @ 95.87           6.752     6.875     7.010     7.147    7.274
      =========================================================================
       WAL (yr)                 12.27     8.80      6.74      5.43      4.59
       MDUR (yr)                 7.97     6.32      5.16      4.34      3.79
       First Prin Pay           May11     Jul09     Jul08     Apr08    Apr08
       Last Prin Pay            Jan25     Nov19     Jul16     Apr14    Sep12
      -------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class 2-AV-1 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.19%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               19       19        19        19        19
      =========================================================================
       WAL (yr)                  3.87     2.63      1.91      1.37      1.17
       MDUR (yr)                 3.48     2.46      1.83      1.34      1.15
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Feb19     Aug14     Jan12     Mar08    Sep07
      -------------------------------------------------------------------------


      Class 2-AV-1 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.19%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               20       20        20        19        19
      =========================================================================
       WAL (yr)                  4.05     2.75      1.99      1.37      1.17
       MDUR (yr)                 3.59     2.54      1.89      1.34      1.15
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Feb30     Nov22     Dec17     Mar08    Sep07
      -------------------------------------------------------------------------



      Class 2-AV-2 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.24%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               24       24        24        24        24
      =========================================================================
       WAL (yr)                  3.87     2.63      1.91      1.37      1.17
       MDUR (yr)                 3.48     2.46      1.82      1.34      1.15
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Feb19     Aug14     Jan12     Mar08    Sep07
      -------------------------------------------------------------------------


      Class 2-AV-2 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.24%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               25       25        25        24        24
      =========================================================================
       WAL (yr)                  4.05     2.75      1.99      1.37      1.17
       MDUR (yr)                 3.59     2.54      1.88      1.34      1.15
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Feb30     Nov22     Dec17     Mar08    Sep07
      -------------------------------------------------------------------------




------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class 3-AV-1 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.09%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               9         9         9         9        9
      =========================================================================
       WAL (yr)                  1.55     1.14      0.93      0.80      0.71
       MDUR (yr)                 1.50     1.12      0.92      0.79      0.70
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Apr08     May07     Nov06     Aug06    Jun06
      -------------------------------------------------------------------------


      Class 3-AV-1 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.09%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               9         9         9         9        9
      =========================================================================
       WAL (yr)                  1.55     1.14      0.93      0.80      0.71
       MDUR (yr)                 1.50     1.12      0.92      0.79      0.70
       First Prin Pay           Apr05     Apr05     Apr05     Apr05    Apr05
       Last Prin Pay            Apr08     May07     Nov06     Aug06    Jun06
      -------------------------------------------------------------------------



      Class 3-AV-2 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.13%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               13       13        13        13        13
      =========================================================================
       WAL (yr)                  3.50     2.61      2.02      1.66      1.41
       MDUR (yr)                 3.32     2.51      1.96      1.62      1.38
       First Prin Pay           Apr08     May07     Nov06     Aug06    Jun06
       Last Prin Pay            Aug09     Jun08     Jul07     Feb07    Nov06
      -------------------------------------------------------------------------


      Class 3-AV-2 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.13%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               13       13        13        13        13
      =========================================================================
       WAL (yr)                  3.50     2.61      2.02      1.66      1.41
       MDUR (yr)                 3.32     2.51      1.96      1.62      1.38
       First Prin Pay           Apr08     May07     Nov06     Aug06    Jun06
       Last Prin Pay            Aug09     Jun08     Jul07     Feb07    Nov06
      -------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class 3-AV-3 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               20       20        20        20        20
      =========================================================================
       WAL (yr)                  7.29     4.63      3.16      2.28      1.92
       MDUR (yr)                 6.48     4.30      3.01      2.21      1.87
       First Prin Pay           Aug09     Jun08     Jul07     Feb07    Nov06
       Last Prin Pay            Dec16     Sep12     Apr10     Dec07    Jun07
      -------------------------------------------------------------------------


      Class 3-AV-3 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.20%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               20       20        20        20        20
      =========================================================================
       WAL (yr)                  7.29     4.63      3.16      2.28      1.92
       MDUR (yr)                 6.48     4.30      3.01      2.21      1.87
       First Prin Pay           Aug09     Jun08     Jul07     Feb07    Nov06
       Last Prin Pay            Dec16     Sep12     Apr10     Dec07    Jun07
      -------------------------------------------------------------------------


      Class 3-AV-4 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.30%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               30       30        30        30        30
      =========================================================================
       WAL (yr)                 13.51     8.95      6.35      2.88      2.37
       MDUR (yr)                10.97     7.78      5.75      2.75      2.28
       First Prin Pay           Dec16     Sep12     Apr10     Dec07    Jun07
       Last Prin Pay            Feb19     Aug14     Jan12     Mar08    Sep07
      -------------------------------------------------------------------------


      Class 3-AV-4 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.30%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               34       34        34        30        30
      =========================================================================
       WAL (yr)                 16.25     10.68     7.47      2.88      2.37
       MDUR (yr)                12.56      8.97     6.60      2.75      2.28
       First Prin Pay           Dec16     Sep12     Apr10     Dec07    Jun07
       Last Prin Pay            Mar30     Dec22     Dec17     Mar08    Sep07
      -------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------





      Class MV-1 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.46%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               46       46        46        46        46
      =========================================================================
       WAL (yr)                  8.06     5.30      4.31      4.71      2.67
       MDUR (yr)                 6.91     4.79      3.99      4.35      2.55
       First Prin Pay           Oct08     May08     Aug08     Mar08    Sep07
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Jan08
      -------------------------------------------------------------------------


      Class MV-1 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.46%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               47       47        47        49        46
      =========================================================================
       WAL (yr)                  8.60     5.63      4.52      5.55      2.67
       MDUR (yr)                 7.22     5.02      4.15      5.02      2.55
       First Prin Pay           Oct08     May08     Aug08     Mar08    Sep07
       Last Prin Pay            Sep27     Aug20     Mar16     Aug14    Jan08
      -------------------------------------------------------------------------



      Class MV-2 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.48%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               48       48        48        48        48
      =========================================================================
       WAL (yr)                  8.06     5.29      4.17      3.93      3.35
       MDUR (yr)                 6.90     4.78      3.87      3.68      3.16
       First Prin Pay           Oct08     Apr08     Jun08     Sep08    Jan08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-2 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.48%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               49       49        49        49        51
      =========================================================================
       WAL (yr)                  8.57     5.60      4.36      4.05      3.94
       MDUR (yr)                 7.20     4.99      4.02      3.78      3.66
       First Prin Pay           Oct08     Apr08     Jun08     Sep08    Jan08
       Last Prin Pay            Sep26     Oct19     Jul15     Oct12    Mar12
      -------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MV-3 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.53%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               53       53        53        53        53
      =========================================================================
       WAL (yr)                  8.06     5.29      4.12      3.70      3.95
       MDUR (yr)                 6.88     4.77      3.82      3.47      3.69
       First Prin Pay           Oct08     Apr08     Jun08     Aug08    Jan09
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-3 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.53%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               54       54        54        54        54
      =========================================================================
       WAL (yr)                  8.54     5.58      4.30      3.80      4.15
       MDUR (yr)                 7.16     4.97      3.95      3.55      3.86
       First Prin Pay           Oct08     Apr08     Jun08     Aug08    Jan09
       Last Prin Pay            Jul25     Oct18     Nov14     Mar12    Apr10
      -------------------------------------------------------------------------


      Class MV-4 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.70%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               70       70        70        70        70
      =========================================================================
       WAL (yr)                  8.06     5.29      4.11      3.63      3.64
       MDUR (yr)                 6.83     4.74      3.79      3.39      3.41
       First Prin Pay           Oct08     Apr08     May08     Jul08    Sep08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-4 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.70%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               71       71        71        71        70
      =========================================================================
       WAL (yr)                  8.51     5.55      4.27      3.72      3.69
       MDUR (yr)                 7.09     4.92      3.91      3.47      3.45
       First Prin Pay           Oct08     Apr08     May08     Jul08    Sep08
       Last Prin Pay            Dec24     May18     Jul14     Dec11    Feb10
      -------------------------------------------------------------------------








------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MV-5 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.72%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               72       72        72        72        72
      =========================================================================
       WAL (yr)                  8.06     5.29      4.08      3.57      3.47
       MDUR (yr)                 6.82     4.74      3.77      3.34      3.26
       First Prin Pay           Oct08     Apr08     May08     Jun08    Jul08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-5 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.72%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               73       73        73        73        72
      =========================================================================
       WAL (yr)                  8.47     5.52      4.22      3.64      3.50
       MDUR (yr)                 7.06     4.90      3.87      3.40      3.28
       First Prin Pay           Oct08     Apr08     May08     Jun08    Jul08
       Last Prin Pay            Feb24     Oct17     Jan14     Aug11    Nov09
      -------------------------------------------------------------------------


      Class MV-6 (To Call)
      -------------------------------------------------------------------------
           Margin                 0.78%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               78       78        78        78        78
      =========================================================================
       WAL (yr)                  8.06     5.29      4.08      3.55      3.40
       MDUR (yr)                 6.80     4.73      3.76      3.32      3.19
       First Prin Pay           Oct08     Apr08     May08     May08    Jun08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-6 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 0.78%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00               79       79        79        79        78
      =========================================================================
       WAL (yr)                  8.43     5.49      4.20      3.61      3.41
       MDUR (yr)                 7.01     4.87      3.85      3.36      3.20
       First Prin Pay           Oct08     Apr08     May08     May08    Jun08
       Last Prin Pay            Apr23     Feb17     Aug13     Mar11    Jul09
      -------------------------------------------------------------------------







------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class MV-7 (To Call)
      -------------------------------------------------------------------------
           Margin                 1.25%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              125       125       125       125      125
      =========================================================================
       WAL (yr)                  8.06     5.29      4.07      3.51      3.33
       MDUR (yr)                 6.65     4.65      3.70      3.25      3.10
       First Prin Pay           Oct08     Apr08     Apr08     May08    Jun08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Mar09
      -------------------------------------------------------------------------


      Class MV-7 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 1.25%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              126       126       126       125      125
      =========================================================================
       WAL (yr)                  8.36     5.44      4.15      3.54      3.33
       MDUR (yr)                 6.81     4.75      3.76      3.27      3.10
       First Prin Pay           Oct08     Apr08     Apr08     May08    Jun08
       Last Prin Pay            Aug22     Aug16     Mar13     Dec10    May09
      -------------------------------------------------------------------------


      Class MV-8 (To Call)
      -------------------------------------------------------------------------
           Margin                 1.35%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              135       135       135       135      135
      =========================================================================
       WAL (yr)                  8.06     5.29      4.05      3.50      3.26
       MDUR (yr)                 6.61     4.64      3.68      3.23      3.03
       First Prin Pay           Oct08     Apr08     Apr08     May08    May08
       Last Prin Pay            Feb19     Aug14     Jan12     May10    Jan09
      -------------------------------------------------------------------------


      Class MV-8 (To Maturity)
      -------------------------------------------------------------------------
           Margin                 1.35%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              136       136       135       135      135
      =========================================================================
       WAL (yr)                  8.27     5.37      4.08      3.50      3.26
       MDUR (yr)                 6.73     4.69      3.70      3.23      3.03
       First Prin Pay           Oct08     Apr08     Apr08     May08    May08
       Last Prin Pay            May21     Sep15     Jul12     Jun10    Jan09
      -------------------------------------------------------------------------






------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


[LOGO OMITTED] Countrywide(R)
-----------------------------
SECURITIES CORPORATION                                                                              Computational Materials for
A Countrywide Capital Markets Company                                      Countrywide Asset-Backed Certificates, Series 2005-3
-------------------------------------------------------------------------------------------------------------------------------




      Class BV (To Call)
      -------------------------------------------------------------------------
           Margin                 2.10%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              210       210       210       210      210
      =========================================================================
       WAL (yr)                  8.05     5.26      4.01      3.41      3.23
       MDUR (yr)                 6.38     4.50      3.57      3.11      2.96
       First Prin Pay           Oct08     Apr08     Apr08     Apr08    May08
       Last Prin Pay            Feb19     Aug14     Jan12     Feb10    Nov08
      -------------------------------------------------------------------------


      Class BV (To Maturity)
      -------------------------------------------------------------------------
           Margin                 2.10%
      -------------------------------------------------------------------------
      Percent of Pricing         50%       75%      100%      125%      150%
      Prepayment Speed

      =========================================================================
        DM @ 100-00              211       210       210       210      210
      =========================================================================
       WAL (yr)                  8.12     5.28      4.01      3.41      3.23
       MDUR (yr)                 6.42     4.51      3.57      3.11      2.96
       First Prin Pay           Oct08     Apr08     Apr08     Apr08    May08
       Last Prin Pay            Jun20     Jan15     Jan12     Feb10    Nov08
      -------------------------------------------------------------------------





------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.